interCLICK Announces Record Results and Accelerated Growth

Revenue Grows 158% Year-over-Year and 51% Sequentially in Q4
Operating and Scale Efficiencies Lead to Record EBITDA

NEW YORK – February 24, 2010 – interCLICK, Inc. (NASDAQ: ICLK), the leading ad network in data and inventory transparency, announced today its results for the quarter and year ended December 31, 2009.

Summary Results
$ in millions (except per share amounts); Unaudited

	Q4 2009	Q4 2008	Growth	FY 2009	FY 2008	Growth

Revenue	$21.8	$8.5	158%	$55.3	$22.5	146%
Gross profit	$9.2	$3.2	192%	$25.2	$6.8	269%
Gross margin	42.3%	37.3%		45.6%	30.4%

EBITDA	$2.1	$0.2	1237%	$4.6	$(4.0)	nm

Operating income (loss)	$0.5	$(0.5)	nm	$0.7	$(6.6)	nm
Net income/(loss)	$2.3	$(0.7)	nm	$1.5	$(12.0)	nm
EPS - diluted	$0.10	$(0.03)	nm	$0.07	$(0.65)	nm

See reconciliation of GAAP to non-GAAP measures on attached financial tables.

Revenue was $21.8 million in Q4 2009, up 158% year-over-year and 51% sequentially, an acceleration from 35% sequential growth in the prior period. Growth was driven primarily by increased demand from existing advertisers, strong penetration into new key accounts, and 4th quarter seasonal strength.  The Company previously indicated that revenue would exceed $21 million.

Gross profit margin was 42.3% in Q4 2009, 5 percentage points higher than the year-ago-period and 8.1 percentage points lower sequentially.  Gross margins were impacted primarily by higher inventory costs caused by strong demand, and to a modest degree higher 3rd party data costs as the Company continued to advance its competitive position in supply chain management.

EBITDA, a non-GAAP measure, was $2.1 million in Q4 2009, compared to $0.2 million in the year-ago period, and up 50% sequentially compared to $1.4 million.  Growth was driven by improved operating and scale efficiencies leading to a reduction in operating expenses as a percentage of revenue versus the prior year and prior quarter periods.

Operating income was $0.5 million in Q4 2009, net income was $2.3 million, and diluted earnings per share was $0.10, compared to an operating loss of $(0.5) million, net loss of $(0.7) million, and diluted loss per share of $(0.03) in the year-ago period.  The prior year included a $(1.7) million loss from discontinued operations.

NEW YORK	CHICAGO	LOS ANGELES	SAN FRANCISCO	WEST PALM BEACH
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“Effective supply chain management and client performance is what continues to propel our financial results and differentiate us in the marketplace,” said Michael Mathews, interCLICK’s CEO.  “This allowed interCLICK to finish 2009 with significant business momentum and the strongest balance sheet in our young history.”

For the year ended December 31, 2009, interCLICK had revenue of $55.3 million, an increase of 146% compared to revenue of $22.5 million in 2008. The Company generated gross profit of $25.2 million, an increase of 269% compared to $6.8 million in the previous year.  EBITDA was $4.6 million, compared to an EBITDA loss of $(4.0) million in 2008.  interCLICK recorded net income of $1.5 million, or $0.07 per diluted share, compared to a net loss of $(12.0) million, or $(0.65) per diluted share in 2008.  Net income in Q4 2009 was favorably impacted by a tax benefit of $3.1 million, compared to a $1.7 million tax benefit in the year-ago period.

The Company ended the year with cash and cash equivalents of $12.7 million. During the fourth quarter, the Company sold 2,875,000 shares of common stock in a registered direct offering at a price of $4.50 per share. Net proceeds to interCLICK, net of offering costs, were $11.5 million.

As of December 31, 2009, the Company had 23.6 million shares outstanding and 30.0 million fully-diluted shares outstanding.  Dilutive securities included 5.1 million stock options at an average exercise price of $2.69, and 1.3 million warrants at an average exercise price of $3.50.

Conference Call

The Company will host a conference call to discuss its fourth quarter financial results and business outlook on Wednesday, February 24, 2010, at 4:30 p.m. (EST).  The conference call can be accessed by dialing toll-free (877) 303-6501 (U.S.) or (720) 545-0015 (international).  A live audiocast of the conference call can be accessed from the Company’s website at http://ir.interclick.com/eventdetail.cfm?eventid=77974.  A replay of the audiocast will be available through February 24, 2011.

Reclassifications

Certain amounts in the accompanying financial tables relating to prior periods have been reclassified to conform to the fourth quarter 2009 presentation.

NEW YORK	CHICAGO	LOS ANGELES	SAN FRANCISCO	WEST PALM BEACH
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Non-GAAP Financial Measure

The Company uses a non-GAAP financial measure in evaluating its financial and operational decision making and as a means to evaluate period-to period comparison. Company management believes that the non-GAAP financial measure provides meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of the performance of our core cash operations. The Company believes that both management and investors benefit from referring to this non-GAAP financial measure in assessing our performance and when planning, forecasting and analyzing future periods. The Company believes this non-GAAP financial measure is useful to investors because they allow for greater transparency with respect to key metrics used by management.

EBITDA. As is common in the industry, the Company uses EBITDA as a measure of performance to demonstrate operating income exclusive of interest, taxes, depreciation, and amortization (including stock-based compensation). The Company, in its daily management of its business affairs and analysis of its monthly, quarterly and annual performance, makes certain of its decisions based on EBITDA. Since an outside investor may base its evaluation of the Company's performance on the Company's net income or loss, there is a limitation to the EBITDA measurement. EBITDA is not, and should not be considered, an alternative to net income or loss, income or loss from operations or any other measure for determining operating performance of liquidity, as determined under GAAP.

To comply with Regulation G of the Securities and Exchange Commission, interCLICK, Inc. attaches to this press release and will post to the Company's website (www.interclick.com) any reconciliations of certain non-GAAP measures to the nearest comparable GAAP measures that are presented in this press release.

About interCLICK
interCLICK, Inc. (NASDAQ: ICLK) provides a transparent platform enabling digital advertisers and agencies to maximize return on investment at unprecedented scale. interCLICK’s platform applies traditional supply chain methodologies leveraging premium publisher inventory and third party data sources to maximize the effectiveness along the online advertising value chain.  For more information about the interCLICK Network, visit http://www.interclick.com.

NEW YORK	CHICAGO	LOS ANGELES	SAN FRANCISCO	WEST PALM BEACH
contact us. Phone: 646.722.6260 Fax: 646.304.6875 email: info@interclick.com or visit us online at www.interclick.com

Safe Harbor

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) including significant business momentum.  Additionally, words such as “seek,” “intend,” “believe,” “plan,” “estimate,” “expect,” “anticipate” and other similar expressions are forward-looking statements within the meaning of the Act. Some or all of the events or results anticipated by these forward-looking statements may not occur. Factors that could cause or contribute to such differences include the impact of intense competition, the continuation or worsening of current economic conditions including unemployment, the impact of anticipated higher tax rates on online spending and the condition of the domestic and global credit and capital markets. Further information on interCLICK’s risk factors is contained in its filings with the Securities and Exchange Commission, including the prospectus supplement dated December 16, 2009.  interCLICK does not undertake any duty nor does it intend to update the results of these forward-looking statements.

Company Contact

Roger Clark, CFO
(646) 395-1776
roger.clark@interclick.com

Institutional Investor Relations Contact

Andy Graves
Seacliff Consulting LLC
(415) 578-4078
agraves@seacliffllc.com

NEW YORK	CHICAGO	LOS ANGELES	SAN FRANCISCO	WEST PALM BEACH
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Page 4 of 4 (Financial Tables Attached)

interCLICK, Inc.	For the Three	For the Three	For the Three	For the Three	For the Three	For the Three	For the Three	For the Three
Quarterly Consolidated Statements	Months Ended	Months Ended	Months Ended	Months Ended	Months Ended	Months Ended	Months Ended	Months Ended
of Operations: Q1 '08 to Q4 '09	Dec. 31, 2009	Sept. 30, 2009	June 30, 2009	March 31, 2009	Dec. 31, 2008	Sept. 30, 2008	June 30, 2008	March 31, 2008
Unaudited

Revenues	$21,791,490	$14,395,236	$10,648,686	$8,423,291	$8,460,030	$5,756,707	$4,673,629	$3,561,967
Cost of revenue	12,573,767	7,141,926	5,882,655	4,474,279	5,304,078	4,011,020	3,488,190	2,830,807
Gross profit	9,217,723	7,253,310	4,766,031	3,949,012	3,155,952	1,745,687	1,185,439	731,160

Operating expenses:
Sales and marketing	3,311,541	2,311,734	1,735,122	1,416,522	892,187	886,511	1,127,515	429,749
General and administrative	4,318,198	3,367,557	2,895,412	1,677,665	2,366,567	1,881,513	2,010,278	2,221,568
Technology support	1,014,364	852,332	797,656	584,331	336,836	294,559	246,769	298,252
Amortization of intangible assets	39,500	49,760	49,760	49,760	104,570	104,571	104,630	104,738
Total operating expenses	8,683,603	6,581,383	5,477,950	3,728,278	3,700,160	3,167,153	3,489,192	3,054,308

Operating income (loss) from continuing operations	534,120	671,927	(711,919)	220,734	(544,208)	(1,421,466)	(2,303,753)	(2,323,148)

Other income (expense):
Interest income	1,041	-	-	12	2,192	8,140	3,329	3,433
Loss on settlement of debt	-	-	-	-	-	-	(20,121)	-
Loss on sale of available-for-sale securities	(18,884)	-	(36,349)	-	-	(116,454)	-	-
Other than temporary impairment of available-for-sale securities	(1,042,470)	-	-	-	-	-	-	-
Loss on disposal of fixed assets	-	-	-	-	1,750	(15,385)	-	-
Loss on change in warrant derivative liability	(158,904)	(274,725)	(159,294)	(72,767)	-	-	-	-
Interest expense	(103,498)	(245,854)	(126,681)	(113,592)	(103,413)	(189,382)	(534,887)	(698,616)
Total other income (expense)	(1,322,715)	(520,579)	(322,324)	(186,347)	(99,471)	(313,081)	(551,679)	(695,183)

Income (loss) from continuing operations before income taxes	(788,595)	151,348	(1,034,243)	34,387	(643,679)	(1,734,547)	(2,855,432)	(3,018,331)

Income tax benefit	3,107,752	-	-	-	1,687,305	-	-	-

Equity in investee's loss, net of taxes	-	-	-	-	-	(404,103)	(249,128)	-

Income/(loss) from continuing operations	2,319,157	151,348	(1,034,243)	34,387	1,043,626	(2,138,650)	(3,104,560)	(3,018,331)

Net income (loss) from discontinued operations	514	-	-	(1,220)	(1,695,855)	(1,551,613)	(843,168)	(716,986)

Net income (loss)	2,319,671	151,348	(1,034,243)	33,167	(652,229)	(3,690,263)	(3,947,728)	(3,735,317)

Other comprehensive loss:
Loss on sale of available-for-sale securities	-	-	-	-	-	(197,704)	-	-

Comprehensive income (loss)	$2,319,671	$151,348	$(1,034,243)	$33,167	$(652,229)	$(3,887,967)	$(3,947,728)	$(3,735,317)

Basic earnings (loss) per share:
Continuing operations	$0.11	$0.01	$(0.05)	$-	$0.06	$(0.11)	$(0.17)	$(0.17)
Discontinued operations	$-	$-	$-	$-	$(0.09)	$(0.08)	$(0.05)	$(0.04)
Net income (loss)	$0.11	$0.01	$(0.05)	$-	$(0.03)	$(0.20)	$(0.21)	$(0.21)

Diluted earnings (loss) per share:
Continuing operations	$0.10	$0.01	$(0.05)	$-	$0.06	$(0.11)	$(0.17)	$(0.17)
Discontinued operations	$-	$-	$-	$-	$(0.09)	$(0.08)	$(0.05)	$(0.04)
Net income (loss)	$0.10	$0.01	$(0.05)	$-	$(0.03)	$(0.20)	$(0.21)	$(0.21)

Weighted average shares:
Basic	21,055,046	20,628,033	19,164,938	18,922,584	18,922,596	18,904,109	18,470,345	17,973,167
Diluted	23,825,669	22,399,838	19,164,938	18,969,631	18,922,596	18,904,109	18,470,345	17,973,167

Reconciliation of non-GAAP measure to nearest comparable GAAP measure:

Operating income (loss) from continuing operations	$534,120	$671,927	$(711,919)	$220,734	$(544,208)	$(1,421,466)	$(2,303,753)	$(2,323,148)
Stock-based compensation	1,440,415	600,141	777,173	576,570	524,160	439,768	503,090	474,173
Amortization of intangible assets	39,500	49,760	49,760	49,760	104,570	104,571	104,630	104,738
Depreciation	89,517	77,917	74,978	72,386	72,817	66,448	49,476	56,747

EBITDA	$2,103,552	$1,399,745	$189,992	$919,450	$157,339	$(810,679)	$(1,646,556)	$(1,687,490)

interCLICK, Inc.
Consolidated Balance Sheet: Q1 '08 to Q4 '09
Unaudited	Dec. 31, 2009	Sept. 30, 2009	Jun. 30, 2009	Mar. 31, 2009	Dec. 31, 2008	Sep. 30, 2008	Jun. 30, 2008	Mar. 31, 2008

Assets

Current assets:
Cash and cash equivalents	$12,653,958	$1,929,094	$2,784,986	$191,002	$183,871	$611,189	$448,024	$1,142,369

Accounts receivable, gross	22,014,492	14,734,371	10,434,167	8,651,433	7,545,311	5,049,037	3,625,713	2,549,594
Allowance for doubtful accounts	(383,187)	(258,100)	(185,032)	(216,532)	(425,000)	(345,208)	(201,248)	(150,000)
Accounts receivable, net of allowance	21,631,305	14,476,271	10,249,135	8,434,901	7,120,311	4,703,829	3,424,465	2,399,594

Note receivable	-	-	-	-	-	-	1,000,000	-
Due from factor	1,052,167	1,114,698	1,034,712	798,424	637,705	-	-	-
Prepaid expenses and other current assets	367,183	373,505	372,187	186,851	94,164	205,796	43,291	78,329
Deferred tax asset - current portion	1,089,294	-	-	-	-	-	-	-

Total current assets	36,793,907	17,893,568	14,441,020	9,611,178	8,036,051	5,520,814	4,915,780	3,620,292

Property and equipment, net	988,899	458,483	523,432	543,790	596,913	633,523	570,799	583,845
Intangible assets, net	421,333	460,833	510,593	560,353	610,113	714,683	819,254	923,883
Goodwill	7,909,571	7,909,571	7,909,571	7,909,571	7,909,571	7,909,571	7,909,571	7,909,571
Investment in available-for-sale securities	715,608	728,572	728,572	1,650,000	1,650,000	1,694,000	3,500,872	-
Deferred debt issue costs, net	4,972	8,361	11,750	18,889	33,333	-	-	30,478
Other assets	192,179	192,179	191,664	191,664	191,664	211,943	105,602	66,937
Assets held for sale - discontinued operations	-	-	-	-	-	-	-	8,302,381
Deferred tax asset - long-term portion	3,237,705	-	-	-	-	-	-	-

Total assets	$50,264,174	$27,651,567	$24,316,602	$20,485,445	$19,027,645	$16,684,534	$17,821,878	$21,437,387

Liabilities and Stockholders’ Equity (Deficit)

Current liabilities:
Accounts payable	$10,934,236	$7,508,531	$6,372,241	$5,123,171	$5,288,807	$3,937,095	$2,711,468	$2,434,127
Due to factor	5,260,834	5,559,011	5,160,291	3,992,119	3,188,425	-	-	-
Senior secured notes payable, net of debt discount	-	-	-	-	-	-	1,652,754	4,549,164
Note payable, current portion	-	-	288,500	400,000	400,000	1,300,000	-	-
Settlement payable	-	-	-	-	248,780	1,090,230	-	-
Accrued expenses	3,164,044	1,688,013	603,501	599,915	310,685	610,390	1,602,154	1,137,981
Warrant derivative liability	69,258	267,789	143,578	492,781	-	-	-	-
Deferred revenue	-	151,465	143,548	95,098	9,972	100,935	83	-
Accrued interest expense	-	6,296	5,028	22,866	16,948	1,068	121,964	101,470
Capital lease obligation, current portion	161,940	10,239	10,098	9,959	10,615	10,319	10,319	9,290
Deferred rent, current portion	3,508	3,207	2,906	2,605	-	-	-	-
Income taxes payable	339,668
Total current liabilities	19,933,488	15,194,551	12,729,691	10,738,514	9,474,232	7,050,037	6,098,742	8,232,032

Deferred rent	83,823	83,062	81,047	79,033	-	-	-	-
Capital lease obligation	338,562	1,763	4,376	6,953	82,191	10,286	14,474	17,791
Liabilities held for sale - discontinued operations	-	-	-	-	-	-	-	768,631

Total liabilities	20,355,873	15,279,376	12,815,114	10,824,500	9,556,423	7,060,323	6,113,216	9,018,454

Stockholders’ equity (deficit)
Common Stock, $0.001 par value	23,612	20,645	20,611	18,923	18,923	18,923	18,823	18,090
Additional paid-in capital	42,229,313	28,076,682	27,357,362	23,620,613	24,908,509	24,409,269	22,756,772	19,468,803
Accumulated other comprehensive loss	-	(1,061,354)	(1,061,354)	(197,704)	(197,704)	(197,704)	-	-
Deferred equity-based expense	-	-	-	-	-	-	(150,919)	(99,676)
Accumulated deficit	(12,344,625)	(14,663,782)	(14,815,130)	(13,780,887)	(15,258,506)	(14,606,277)	(10,916,014)	(6,968,284)
Total stockholders’ equity	29,908,300	12,372,191	11,501,488	9,660,945	9,471,222	9,624,211	11,708,662	12,418,933

Total liabilities and stockholders’ equity	$50,264,173	$27,651,567	$24,316,602	$20,485,445	$19,027,645	$16,684,534	$17,821,878	$21,437,387

interCLICK, Inc.		For the	For the	For the		For the	For the	For the
Consolidated Statement of Cash Flows: Q1 '08 to Q4 '09	For the Year Ended	Nine Months Ended	Six Months Ended	Three Months Ended	For the Year Ended	Nine Months Ended	Six Months Ended	Three Months Ended
Unaudited	Dec. 31, 2009	Sept. 30, 2009	Jun. 30. 2009	Mar. 31, 2009	Dec. 31, 2008	Sep. 30, 2008	Jun. 30, 2008	Mar. 31, 2008

Cash flows from operating activities:
Net income (loss)	$1,469,944	$(699,214)	$(1,001,076)	$33,167	$(12,025,539)	$(11,373,310)	$(7,683,047)	$(3,735,317)
Add back loss from discontinued operations	706	1,220	1,220	1,220	4,807,622	3,111,767	1,560,154	716,986
Income (loss) from continuing operations	1,470,650	(697,994)	(999,856)	34,387	(7,217,917)	(8,261,543)	(6,122,893)	(3,018,331)
Adjustments to reconcile income (loss) from continuing
operations to net cash used in operating activities:
Deferred taxes	(3,107,752)	-	-	-	-	-	-	-
Other than temporary impairment of available-for-sale securities	1,042,470	-	-	-	-	-	-	-
Stock-based compensation	3,394,299	1,953,884	1,353,743	576,570	1,941,191	1,441,240	976,553	474,174
Change in fair value of warrant derivative liability	665,690	356,272	232,061	72,767	-	-	-	-
Amortization of debt discount	12,000	12,000	500	-	1,239,061	1,239,061	1,118,242	676,248
Equity method pick up from investment	-	-	-	-	653,231	653,231	249,128	-
Amortization of intangible assets	188,780	149,280	99,520	49,760	418,508	313,938	209,367	104,738
Provision for bad debts	193,752	(87,084)	(160,392)	(207,767)	414,737	252,236	102,236	4,800
Depreciation	314,798	225,282	147,364	72,386	245,489	172,671	106,223	53,461
Loss on sale of marketable securities	55,233	36,349	36,349	-	116,454	116,454	-	-
Write off of deferred acquisition costs	-	-	-	-	96,954	96,954	96,954	96,954
Amortization of debt issue costs	28,361	24,972	21,583	14,444	44,172	77,505	77,505	47,027
Loss on settlement of debt	-	-	-	-	20,121	20,121	20,121	-
Loss on disposal of property and equipment	-	-	-	-	13,635	15,385	-	-
Changes in operating assets and liabilities:
Accounts receivable	(14,704,746)	(7,268,876)	(2,968,432)	(1,106,823)	(4,144,746)	(1,565,763)	(136,399)	985,908
Prepaid expenses and other current assets	(273,019)	(155,341)	(107,523)	(92,687)	(38,414)	(150,046)	12,459	(22,579)
Other assets	(515)	(515)	-	-	(124,727)	(145,006)	(38,665)	-
Accounts payable	5,645,429	2,219,724	1,083,434	(165,636)	2,843,814	1,492,102	211,864	(65,477)
Accrued expenses	2,843,387	1,518,821	426,392	374,356	(726,062)	(335,394)	54,072	(188,441)
Accrued interest	(3,682)	2,614	1,346	5,918	(19,225)	(35,105)	85,791	65,297
Deferred rent	14,635	13,573	11,257	8,942	72,696	-	-	-
Net cash used in operating activities	(2,220,230)	(1,697,039)	(822,654)	(363,383)	(4,151,028)	(4,601,959)	(2,977,442)	(786,221)

Cash flows from investing activities:
Purchases of property & equipment	(215,777)	(86,852)	(73,883)	(19,263)	(357,006)	(322,548)	(177,991)	(138,275)
Proceeds from sales of property & equipment		-	-	-	13,000	13,000	13,000	13,000
Proceeds from sales of marketable securities	34,393	21,429	21,429	-	1,078,000	1,034,000	-	-
Deferred acquisition costs		-	-	-	(10,619)	(10,619)	(10,619)	(10,619)
Net cash provided by investing activities	(181,384)	(65,423)	(52,454)	(19,263)	723,375	713,833	(175,610)	(135,894)

Cash flows from financing activities:
Proceeds from issuance of notes payable		-	-	-	1,300,000	1,300,000	-	-
Principal payments on notes payable	(400,000)	(400,000)	(100,000)	-	(5,423,573)	(4,523,573)	(2,750,000)	-
Proceeds from common stock and warrants issued for cash	2,257,000	2,257,000	2,257,000	-	2,912,500	2,912,500	2,536,500	475,000
Proceeds from public offering, net of offering costs	11,519,669
Proceeds from line of credit, net	1,657,947	1,893,593	1,574,859	642,975	2,550,720	-	-	-
Proceeds from exercise of options and warrants	97,700	15,200	-	-	-	-	-	-
Principal payments on capital leases	(10,615)	(8,108)	(5,636)	(3,198)	(8,497)	(8,002)	(3,814)	(1,526)
Net cash provided by financing activities	15,121,701	3,757,685	3,726,223	639,777	1,331,150	(319,075)	(217,314)	473,474

Cash flows from discontinued operations:
Cash flows from operating activities		-	-	-	(811,564)	(1,563,145)	(1,251,172)	(435,553)
Cash flows from investing activities-acquisition		-	-	-	(1,885,624)	(1,885,624)	(1,605,921)	(1,648,920)
Cash flows from investing activities-divestiture	(250,000)	(250,000)	(250,000)	(250,000)	1,302,079	4,591,676	3,000,000	-
Net cash used in discontinued operations	(250,000)	(250,000)	(250,000)	(250,000)	(1,395,109)	1,142,907	142,907	(2,084,473)

Net (decrease) increase in cash and cash equivalents	12,470,087	1,745,223	2,601,115	7,131	(3,491,612)	(3,064,294)	(3,227,459)	(2,533,114)

Cash and cash equivalents at beginning of period	183,871	183,871	183,871	183,871	3,675,483	3,675,483	3,675,483	3,675,483

Cash and cash equivalents at end of period	$12,653,958	$1,929,094	$2,784,986	$191,002	$183,871	$611,189	$448,024	$1,142,369